3. Context, resilience measures and impacts of the COVID-19 pandemic	6 Months Ended
Jun. 30, 2020
Context Resilience Measures And Impacts Of Covid-19 Pandemic
Context, resilience measures and impacts of the COVID-19 pandemic
3.	Context, resilience measures and impacts of the COVID-19 pandemic
3.1.	Context

In January 2020, China reported having identified a new variant of coronavirus, causing the disease COVID-19, which was spreading quickly in its population. On March 11, 2020, COVID-19 was a declared a pandemic by the World Health Organization (WHO). Social isolation measures arising from this pandemic affected the global economic environment, reducing the demand for oil and its oil products and triggering a shock in the oil and gas industry.

Therefore, in early April, members of the Organization of the Petroleum Exporting Countries (OPEC) and other countries announced a new agreement providing for the reduction of their combined production by 9.7 million barrels per day (bpd) for May and June 2020.

In July 2020, at a new meeting, OPEC announced that the level of adherence to the agreement in June was 107%, when considering the additional voluntary cuts from Saudi Arabia, United Arab Emirates and Kuwait, and 95%, without them. It was also decided to maintain the planned timetable for implementing the agreed production cuts. Thus, the current production cut level will be reduced from 9.7 million bpd to 7.7 million bpd as of August 2020, remaining at this level until December 2020.

The price assumptions foreseen in the first quarter considered Brent prices in the medium-term would be significantly lower than recent past, converging to US$ 50 in the long-term. There are no new events that change the assumptions adopted in the first quarter of 2020. However, the response to the COVID-19 pandemic requires constant monitoring of market conditions and cost reduction.

Thus, the Company believes the current situation demands fast and urgent cost reduction measures.

3.2.	Resilience measures

The Company, in line with the recommendations of the WHO and the Ministry of Health, announced measures to preserve the health of its employees and support the prevention of contagion in its administrative and operational areas, such as home office, reduced work shifts in operational areas to minimize the number of workers commuting, rigorous cleaning of workplaces, distribution of personal protective equipment, testing of suspected cases, measuring body temperature and fast testing on pre-shipment for oil platforms, medical monitoring and access to telemedicine services.

Brazilian governmental authorities, in turn, implemented a set of measures to face the economic side effects that paralyzed world activities, aiming at helping the productive sector, mainly: (a) Federal Government measures - (i) PIS/Cofins and INSS-Companies’ Contribution - collections from March to May 2020 were postponed to August until November 2020; (ii) FGTS - collections from March to May 2020 were postponed to July until December 2020; (iii) System S (employer contributions to social entities that train and support employees) - 50% reduction in rates from April to June 2020; and (iv) IOF - reduction from 3% to zero in certain operations carried out from April to October 2020; (b) State of Pernambuco measures - (i) ICMS on import of fuel from April to December 2020- deferral of up to 30 days.

As a result of the abrupt reduction in the demand and prices of oil and fuel, the Company adopted a set of measures aiming at reducing costs, postponing cash outflows and optimizing its working capital. The main measures are:

·	Draw down of revolving credit lines, amounting to US$ 8 billion, as well as other lines in domestic banking market, in the total amount of US$ 698, in the first quarter of 2020;
·	postponement of payment of dividends declared based on 2019 earnings (note 28);

·	postponement of judicial deposits to 2021, mainly relating to tax proceedings;
·	reduction and postponement of expenses with human resources, with emphasis on: (i) postponement of payment for the 2019 Performance Award Program; (ii) postponement of the payment of 30% of the total monthly remuneration from April to June 2020 of the Board of Directors, President, Executive Officers and upper management, and between 10% to 30% of the monthly remuneration of lower management and consultants; and (iii) temporary change in workday regime from shift turn and stand-by work to administrative regime, to be monthly reassessed until the end of this year or previous date according to the return to regular operations;

·	a set of actions aiming at reducing capital expenditures scheduled for 2020 from US$ 12 billion to US$ 8.5 billion, mainly postponement of exploratory activities, interconnection of wells and construction of production and refining facilities, and the depreciation of the Brazilian real against the U.S. dollar;
·	reduction of 200 thousand bpd of oil production from April 2020 (included the reduction of 100 thousands bpd announced in the end of March 2020), and a reduction in the utilization factor of refineries from 79% to 60%, allowing the maintenance of reasonable surplus in the storage capacity, aiming at avoiding the adoption of costly measures such as the chartering of ships to store liquids. However, with the evolution of the demand for our products performing better than expected, the Company opted for the gradual return to the previous level of average oil production, accompanied by an increase in the utilization factor of the refining facilities;
·	a set of actions intending to result in an additional decrease of US$ 2,000 in operating expenses for 2020, mainly: (i) hibernation of platforms operating in shallow waters, with higher lifting costs per barrel, and for which, due to the drop in oil prices, the Company estimates negative cash flows; (ii) lower expenses with stoppages in wells and optimization of production logistics; and (iii) postponement of new relevant contracts for a period of 90 days;
·	negotiation efforts with suppliers in order to obtain postponement of cash outflows, the cancellation or suspension of certain contracts, postponement of deliveries of materials and services, reductions in price and scope of services. Regarding the postponement of cash outflows, the Company considers deferring payments to suppliers, with the consequent increase in finance charges as established in contractual amendments.

·	as a result of the structural reduction in the demand for natural gas in the Brazilian market, the Company declared force majeure in the agreement for the purchase of natural gas related to the Manati field, as provided for in the contract. The Company is also negotiating with other agents in the natural gas chain aiming at reducing the effects resulting from the pandemic. Petrobras is constantly monitoring the current scenario and its developments on the gas market, reinforcing that, given the gravity, unpredictability and unprecedentedly of the subject, actions by all agents in the natural gas chain are necessary in order to reduce the impacts on the sector and, consequently, on the society. Thus, Petrobras has been working together with the contracted suppliers of natural gas from the Manati field, seeking to mitigate the effects of force majeure in this contract.

In addition, the global adverse scenario encouraged the Company to revise its top metric relating to indebtedness, contained in the Strategic Plan 2020-2024, replacing the Net debt / Adjusted EBITDA ratio with the Gross debt. The target approved for the Gross debt for 2020 is US$ 87 billion, the same level as 2019.

As a result of the implementation of the aforementioned measures, the Company, after simulating several stress scenarios, estimates that will be able to balance its financing and its cash flows. Thus, management believes that it has adequate resources to continue its operations for at least 12 months after the reporting date and, therefore, the going concern principle is applied in the preparation of these interim financial statements.

3.3.	Effects on these unaudited consolidated interim financial statements

The effects of COVID-19 pandemic and the economic environment were considered in the preparation of these interim consolidated financial statements. Information on key estimates and judgments that require a high level of judgment and complexity in their applications and that could materially affect the Company's financial condition and results, were disclosed in the financial statements of December 31, 2019 and revised for this interim financial statements, in order to determine possible changes in assumptions and judgments arising from current market conditions.

The results of the revision of these assumptions are presented below:

·	oil prices and expectations for the world economy growth presented a consistent decline in 2020, mainly during the second quarter of the year. With the effects of COVID-19 on the global economy, the demand for oil products was also severely affected in this period. Accordingly, short, medium and long-term estimated macroeconomic scenarios and price assumptions are no longer compatible with those approved in the 2020-2024 Strategic Plan. As a result, in the first quarter of 2020, the Company brought forward the approval of a new set of assumptions for the 2021-2025 Strategic Plan, when impairment losses were recognized in the amount of US$ 13,371. No impairment loss was recognized in the second quarter of the year (note 20);
·	expected exports were impacted by the effects arising from the oil price shock and the COVID-19 pandemic. Thus, a portion of highly probable future exports whose exchange rate variations were designated in hedge relationships are no longer considered highly probable, but are still expected to occur, and as a consequence the hedge relationships were revoked in the first quarter of 2020, in the amount of US$ 35,774, significantly increasing the Company's U.S. dollar/real exposure at June 30, 2020. In addition, a portion of exports designated for hedge relationships for the months of April to December 2020 are no longer expected, and consequently a portion of unrealized losses were reclassified from Other comprehensive income to the Statement of Income, in the amount of US$ 551, mainly in the first quarter of 2020 (note 30.2);

·	inventories adjusted to net realizable value, accounting for a US$ 372 loss within cost of sales in the first half of 2020 (note 11);
·	recognition of expected credit losses (ECL) on the Company's financial assets that are not measured at fair value through profit or loss considered estimated impacts of the COVID-19 pandemic. For financial assets whose counterparties have ratings published by credit risk agencies, when already reflecting the effects of the pandemic, the information was used to calculate the ECL. For other financial assets, in general, the expected effects of COVID-19 pandemic were incorporated into the ECL by identifying the changes in default probability based on observable data by area of operation, type of product and region. No significant effects were identified;
·	deferred tax assets recognized at March 31, 2020 were assessed for recoverability based on projections of future taxable profits (note 12.2);
·	estimates of oil and gas reserves are prepared reflecting, in an integrated manner, the projects in the Company's Strategic Plan portfolio, technical uncertainties and assumptions such as prices and costs. At June 30, 2020, there was no change in the Company's Strategic Plan portfolio or in the Company’s reserves that impact these unaudited consolidated interim financial statements. In addition, estimation on the provision for decommissioning costs reflects, largely, obligations that will be realized in the medium and long-term. Such assumptions used for these estimates are supported by the Company's Strategic Plan and annual reserves estimation process, which are based on long-term visions. Thus, the assumptions for the provision have remained consistent with year end given the long term nature of these costs;
·	revenue recognition from contracts with customers had no changes in its assumptions. The expectation of satisfaction of the obligation by the customer remains at the maturity of each operation, considered highly probable, subject only to the fulfillment of the conditions precedent set forth in the sales contracts. The Company’s customers gave no indication about the intention to breach or revise the terms and conditions of contracts in effect as of June 30, 2020;
·	the Company's litigation includes no cases related to COVID-19 with potential financial risk that directly impact this interim financial information. However, the Company is aware of some recent labor actions filed by certain unions, whose claims are related to the pandemic and the resilience measures recently announced to reduce expenses, as follows: (i) two measures to contain personnel expenses; (ii) sufficiency of the preventive measures against the spread of COVID-19 and the criteria used for removing people from the risk group; and (iii) the union's participation in the organizational response structure. The Company is taking the appropriate legal measures for each case and the best estimate at the moment, when there is still no merit decision at first instance, is that the likelihood of loss is not probable.
·	in the second quarter of 2020, the Company accounted for a US$ 173 loss within other income and expenses, as a result of the reduction in the level of activity, which caused the idleness of certain refining and gas and energy plants (US$ 92), as well as of rigs and platforms (US$ 81). Additionally, with the expansion of the pandemic, several expenses were made in the amount of US$ 25, which were destined to urgent and emergency health actions, such as health care, exams, purchase of medicines, removals as well as donations that aim to contribute to society in the containment and treatment of the pandemic.